EXHIBIT 21.1

LIST OF SUBSIDIARIES

NAME OF SUBSIDIARY	JURISDICTION OF ORGANIZATION
BlueLinx Corporation	Georgia
ABP AL (Midfield) LLC	Delaware
ABP AR (Little Rock) LLC	Delaware
ABP CA (City of Industry) LLC	Delaware
ABP CA (National City) LLC	Delaware
ABP CA (Newark) LLC	Delaware
ABP CA (North Highlands) LLC	Delaware
ABP CA (Riverside) LLC	Delaware
ABP CO I (Denver) LLC	Delaware
ABP CO II (Denver) LLC	Delaware
ABP CT (Newtown) LLC	Delaware
ABP FL (Lake City) LLC	Delaware
ABP FL (Miami) LLC	Delaware
ABP FL (Pensacola) LLC	Delaware
ABP FL (Tampa) LLC	Delaware
ABP FL (Yulee) LLC	Delaware
ABP GA (Lawrenceville) LLC	Delaware
ABP IA (Des Moines) LLC	Delaware
ABP IL (University Park) LLC	Delaware
ABP IN (Elkhart) LLC	Delaware
ABP KY (Independence) LLC	Delaware
ABP LA (Baton Rouge) LLC	Delaware
ABP LA (New Orleans) LLC	Delaware
ABP LA (Shreveport) LLC	Delaware
ABP MA (Bellingham) LLC	Delaware
ABP MD (Baltimore) LLC	Delaware
ABP ME (Portland) LLC	Delaware
ABP MI (Grand Rapids) LLC	Delaware
ABP MI (Detroit) LLC	Delaware
ABP MN (Maple Grove) LLC	Delaware
ABP MN (Eagan) LLC	Delaware
ABP MO (Bridgeton) LLC	Delaware
ABP MO (Kansas City) LLC	Delaware
ABP MO (Springfield) LLC	Delaware
ABP MS (Pearl) LLC	Delaware
ABP NC (Butner) LLC	Delaware
ABP NC (Charlotte) LLC	Delaware
Delaware ABP ND (North Fargo) LLC	Delaware
ABP NJ (Denville) LLC	Delaware
ABP NM (Albuquerque) LLC	Delaware
ABP NY (Yaphank) LLC	Delaware
ABP OH (Talmadge) LLC	Delaware
ABP OK (Tulsa) LLC	Delaware
ABP OR (Beaverton) LLC	Delaware
ABP PA (Allentown) LLC	Delaware
ABP PA (Stanton) LLC	Delaware
ABP SC (Charleston) LLC	Delaware
ABP SD (Sioux Falls) LLC	Delaware
ABP TN (Erwin) LLC	Delaware
ABP TN (Memphis) LLC	Delaware

ABP TN (Nashville) LLC	Delaware
ABP TX (El Paso) LLC	Delaware
ABP TX (Fort Worth) LLC	Delaware
ABP TX (Harlingen) LLC	Delaware
ABP TX (Houston) LLC	Delaware
ABP TX (Lubbock) LLC	Delaware
ABP TX (San Antonio) LLC	Delaware
ABP VA (Richmond) LLC	Delaware
ABP VA (Virginia Beach) LLC	Delaware
ABP VT (Shelburne) LLC	Delaware
ABP WA (Woodinville) LLC	Delaware
ABP WI (Wausau) LLC	Delaware